                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       Polymer Research Corp. of America
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                                                April 15, 1997


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 1997


To the Shareholders of POLYMER RESEARCH CORP. OF AMERICA:

                    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Polymer Research Corp. of America ("Polymer") will be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 22, 1997, at 10:30 A.M. for the following purposes, all as more fully set forth in the attached proxy statement:

            1.    To elect seven (7) directors of the Corporation; and

            2. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on April 11, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

           Pursuant to Article 2A of Polymer's Bylaws, any nominations for directors must be made in writing and received by the Secretary of the Corporation at least 21 days prior to the Meeting.
Such nominations, if any, must set forth:

            (i) the name, age, business address, and if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and
            (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

                YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN
                 THE ENCLOSED PROXY STATEMENT WHETHER OR NOT YOU
                   INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                       By Order of the Board of Directors


                       -----------------------------------
                             Anna Dichter, Secretary

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 1997


         This Proxy Statement is furnished in connection with the solicitation by the management of Polymer Research Corp. of America, a New York corporation ("Polymer"), of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 22, 1997, at 10:30 A.M., local time, and at any adjournment thereof (the "Meeting"). This proxy statement will be mailed to shareholders on or about April 17, 1997.

         The purpose of the Meeting is to: (i) elect seven (7) directors of the Corporation; and (ii) consider such other business that may properly come before the Meeting.

         Any shareholder giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted as directed if it is properly signed and received by the Company prior to the time of the Meeting. If no direction is given in the proxy, it will be voted in favor of management's nominees.

                           Outstanding Securities and
                              Security Ownership of
                    Certain Beneficial Owners and Management

         The shareholders of record of the Company's common shares at the close of business on April 11, 1997 are entitled to vote on matters to come before the Meeting. On that date, there were 1,448,712 issued and outstanding common shares, giving effect to the 5% stock dividend paid on April 9, 1997 to shareholders of record on April 1, 1997. As provided in the Certificate of Incorporation, each common share is entitled to one vote.

         The following table sets forth certain information, as of April 10, 1997 with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and all officers and directors as a group:

         Name and Address                   Amount Bene-            Percentage
         Beneficial Owner                   ficially Owned          of Class
         ----------------                   --------------          ----------
         Carl Horowitz                         379,266                 25.5%
         2719 Whitman Drive
         Brooklyn, NY 11234

         First Wilshire Securities             130,616                  8.8%
         Management Corp
         600 South Lake Street
         Pasadena, CA 91106

         All Officers and                      515,451                 34.6%
         Directors as a Group
         (11 persons)

                             Executive Compensation

The following table sets forth all compensation paid for services rendered during the year ended December 31, 1996 and for the two prior years to the chief executive officer of the Company and each executive officer whose aggregate cash compensation exceeded $100,000 for the year ended December 31, 1996.

                           Summary Compensation Table

Name and
Principal                                                                              Other Annual           Other
Position                         Year            Salary             Bonus              Compensation           Compensation(2)
--------                         ----            ------             -----              ------------           ---------------
Carl Horowitz                    1996            $150,000           $25,000            $10,836                $ 7,460
Chief Executive Officer,         1995             135,915            25,000             27,616(1)               8,084
President                        1994             140,471            25,000             28,093(1)               4,489

Irene Horowitz                   1996             153,923            10,000               -0-                   7,650
Senior Vice President            1995             152,525            10,000               -0-                   7,940
                                 1994             144,452            10,000               -0-                   4,474

John M. Ryan                     1996             241,167            20,000               -0-                   3,524
Executive Vice President         1995             218,227             7,738               -0-                   3,374
                                 1994             191,154             7,511               -0-                  12,002

Mohan Sanduja                    1996             114,080             1,500               -0-                  10,592
Vice President -                 1995             102,930             2,000               -0-                   9,493
                                 1994              99,519             2,000               -0-                   7,141

----------
(1) Represents life insurance premium for policy of which Dr. Horowitz has the right to designate beneficiary.

(2) Represents amounts contributed by the Company on behalf of the named individual to the Company's profit sharing plan.

         Directors who are not employees of the Company receive a fee of $500 for each regular meeting of the Board of Directors that they attend. The Company has no committees of directors. No director attended less than 75% of the meetings of the Board.

                              Employment Agreement

         Carl Horowitz has an employment agreement with the Company for a term ending May 15, 1998 at a base salary of $150,000 for 1996, with annual increases of $10,000 per year. On July 26, 1994, the Company entered into retirement agreements with the Company's President and Senior Vice President. The agreements set a compensation rate of 60% of the average 5 preceding year's annual compenation, payable for the remainder of each individual's life. In addition, the Company is to maintain each individual's medical benefits.


                              ELECTION OF DIRECTORS

         There are seven (7) directors to be elected. Those nominees receiving a plurality of the votes cast will be elected. It is intended that proxies received by the Proxy Committee in response to this solicitation will be voted in favor of the election of the seven persons named in the following table to be directors of the Company to hold office until the next annual meeting of the shareholders.

         The following table states the names of the nominees, their age, the present and former occupation of each nominee and the number of shares of Polymer owned by each nominee. All are currently directors of the Company who hold office until the Meeting and until their successors are elected and qualified.

                                                                                Number of Shares
                                                                                   of Company                Percentage of Shares
Name                                     Occupation                           Beneficially Owned(1)              Outstanding
----                                     ----------                           ---------------------          --------------------
Carl Horowitz                  President and Chairman of the                         379,269                         25.5%
                               Board of Directors of Polymer
                               since its inception in 1963.  Mr.
                               Horowitz is 73 years old.

Irene Horowitz                 Mrs. Horowitz is Senior Vice                           34,132                          2.3%
                               President and Manager of New
                               Technology of Polymer. Mrs.
                               Horowitz has been a Director of
                               Polymer since 1977.  Mrs.
                               Horowitz is 73 years old.

John Ryan                      Mr. Ryan has been employed by                          38,470                          2.6%
                               the Company since 1981. In 1985,
                               Mr. Ryan became Executive Vice-
                               President-Corporate Research of
                               the Company.  Mr. Ryan has been
                               a member of the Board since 1985.
                               Mr. Ryan is 41 years old.

                                                                                Number of Shares
                                                                                   of Company                 Percentage of Shares
Name                                      Occupation                           Beneficially Owned(1)               Outstanding
----                                      ----------                           ---------------------          --------------------
Boris Jody                     Mr. Jody was employed by the                            -0-                             --
                               Standard Motors Corporation from
                               1952.  His last position was as
                               Assistant Executive Vice-
                               President.  Mr. Jody has been a
                               member of the Board since 1985.
                               Mr. Jody is 78 years old.

Mohan Sanduja                  Dr. Sanduja received his Ph.D in                        -0-                             --
                               chemistry from Queens University,
                               Ontario, Canada in 1972.  From
                               1979-1982, Dr. Sanduja was
                               Assistant Director of Research at
                               Polymer.  Since 1982, Dr. Sanduja
                               has been Polymer's Director of
                               Research. Dr. Sanduja has been a
                               Vice President-Research and a
                               member of the Board since 1987.
                               Dr. Sanduja is 61 years old.

Alice Horowitz                 Ms. Horowitz was employed by                          48,914                           3.3%
                               Polymer in 1980.  From 1993-
                               1996, she was Senior Vice
                               President-R&D Marketing; from
                               1982-1993, she was Vice
                               President-R&D Marketing.  Ms.
                               Horowitz is 36 years old.

Terry J. Wolfgang              Mrs. Wolfgang was employed                            14,669                             1%
                               by Polymer from 1981 through
                               April, 1989.  From 1986 through
                               April, 10, 1989, she was Vice
                               President of Contracts.  Mrs.
                               Wolfgang is an attorney practicing
                               law in New York City since 1989.
                               Mrs. Wolfgang or firms with
                               whom she has been associated
                               were paid $43,873, $16,664 and
                               $31,227  by the Company for legal
                               services during 1996, 1995 and
                               1994, respectively.  Mrs. Wolfgang
                               is 34 years old.
All officers and directors as a group                                               515,451                          34.6%
(11 in number)

--------------
(1) Gives effect to a 5% stock dividend paid on April 9, 1997 to holders of record on April 1, 1997.

         Carl and Irene Horowitz are husband and wife and are the parents of Alice Horowitz and Terry Wolfgang. Each disclaims beneficial ownership of shares owned by the others.

Officers

         In addition to the directors listed above, the Company has two officers. Information concerning those individuals is set forth below:


Name                                  Age                      No. of Shares
----                                  ---                      -------------
Anna Dichter                          82                            770
George W. Sawey                       67                             75
Betty Friedman                        65                            -0-
Clair Chamow                          62                            -0-

         Anna Dichter joined the Company in 1968 as Controller. She was elected Secretary/Treasurer of the Company in 1977. Mrs. Dichter, who devotes her full time and efforts to the affairs of the Company, is in charge of maintaining the Company's books on a day-to-day basis. She is the sister of Irene Horowitz.

         George V. Sawey has been employed full time by the Company since 1972 and is Vice President in charge of chemical products. He is responsible for the manufacture of textile inks and chemical products.

         Clair Chamow joined the Company in 1982. She became a Vice President in March of 1996 and is responsible for office management.

         Betty Friedman joined the Company in 1976. She became a Vice President in March of 1996 and is in charge of personnel and purchasing for production.

                  Stockholder Proposals for 1998 Annual Meeting

         Stockholders may present proposals for inclusion in the 1997 Proxy Statement of the Company provided they are received no later than December 15, 1997 and are in compliance with applicable Securities and Exchange Commission regulations. Stockholder nominations of persons for election as directors are subject to the notice requirements described in the Notice of Meeting.

                           Annual Report on Form 10-K

         A copy of Polymer's annual report on Form 10-K will be furnished to shareholders upon request in writing to Irene Horowitz c/o Polymer Research Corp. of America, 2186 Mill Avenue, Brooklyn, New York 11234.


Dated:  Brooklyn, New York
        April 15, 1997

                        POLYMER RESEARCH CORP. OF AMERICA

Management Proxy                                                   Common Stock


                         ANNUAL MEETING OF SHAREHOLDERS


                  The undersigned, a shareholder of record of POLYMER RESEARCH CORP. OF AMERICA ("Corporation") on April 11, 1997, hereby appoints Carl Horowitz and Irene Horowitz or either of them proxies with full power of substitution, to vote all stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders on May 22, 199 at 10:30 A.M. and adjournments thereof (hereby revoking any prior proxies to vote or act thereat). Said proxy is directed to vote as follows:

         (1)  FOR ___ AGAINST ___ Each of the following for directors of the
              Corporation: Carl Horowitz - Irene Horowitz - Mohan Sanduja - Boris Jody - John M. Ryan - Alice Horowitz - Terry Wolfgang.

              To Withhold Authority to vote for any nominee, you may list them:

         (2) Upon all other matters which may properly come before said meeting.

         MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IF NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT. PLEASE EXECUTE THIS PROXY AND RETURN SAME IN THE SELF-ADDRESSED, STAMPED ENVELOPE.



-----------------------------                 -----------------------------
Print Name                                    No. Shares as of April 11, 1997


-----------------------------                 -----------------------------
Signature                                     Date